Exhibit 99.1
JOINT FILING AGREEMENT

The undersigned hereby agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, and that all subsequent amendments to this statement on Schedule 13G may be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements.

Dated:  July 11, 2011

GTH LLC

By:  /s/ Lance N. West
Name:  Lance N. West
Title:    Authorized Signatory

CENTERBRIDGE CAPITAL PARTNERS, L.P.
By: Centerbridge Associates, L.P.,
its General Partner
By: Centerbridge GP Investors, LLC,
its General Partner

By:  /s/ Jeffrey H. Aronson
Name:  Jeffrey H. Aronson
Title:    Authorized Signatory

CENTERBRIDGE CAPITAL PARTNERS STRATEGIC, L.P.

By: Centerbridge Associates, L.P.,
its General Partner
By: Centerbridge GP Investors, LLC,
its General Partner

By:  /s/ Jeffrey H. Aronson
Name:  Jeffrey H. Aronson
Title:    Authorized Signatory

CENTERBRIDGE CAPITAL PARTNERS SBS, L.P.

By: Centerbridge Associates, L.P.,
its General Partner
By: Centerbridge GP Investors, LLC,
its General Partner

By:  /s/ Jeffrey H. Aronson
Name:  Jeffrey H. Aronson
Title:    Authorized Signatory

CENTERBRIDGE CAPITAL PARTNERS AIV II, L.P.

By: Centerbridge Associates, L.P.,
its General Partner
By: Centerbridge GP Investors, LLC,
its General Partner

By:  /s/ Jeffrey H. Aronson
Name:  Jeffrey H. Aronson
Title:    Authorized Signatory

CENTERBRIDGE CAPITAL PARNTERS STRATEGIC AIV II, L.P.

By: Centerbridge Associates, L.P.,
its General Partner
By: Centerbridge GP Investors, LLC,
its General Partner

By:  /s/ Jeffrey H. Aronson
Name:  Jeffrey H. Aronson
Title:    Authorized Signatory

CENTERBRIDGE CAPITAL PARTNERS AIV V, L.P.

By: Centerbridge Associates, L.P.,
its General Partner
By: Centerbridge GP Investors, LLC,
its General Partner

By:  /s/ Jeffrey H. Aronson
Name:  Jeffrey Aronson
Title:    Authorized Signatory

CENTERBRIDGE CAPITAL PARNTERS STRATEGIC AIV V, L.P.

By: Centerbridge Associates, L.P.,
its General Partner
By: Centerbridge GP Investors, LLC,
its General Partner

By:  /s/ Jeffrey H. Aronson
Name:  Jeffrey Aronson
Title:    Authorized Signatory

CENTERBRIDGE ASSOCIATES, L.P.

By: Centerbridge GP Investors, LLC,
its General Partner

By:  /s/ Jeffrey H. Aronson
Name:  Jeffrey Aronson
Title:    Authorized Signatory

CENTERBRIDGE GP INVESTORS, LLC

By:  /s/ Jeffrey H. Aronson
Name:  Jeffrey H. Aronson
Title:    Authorized Signatory

JEFFREY H. ARONSON

/s/ Jeffrey H. Aronson

MARK T. GALLOGLY

/s/ Mark T. Gallogly